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                                                                Exhibit 10(y)(2)


                               FIRST AMENDMENT TO

                           REVOLVING CREDIT, TERM LOAN

                                       AND

                               SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
              (AS LENDER, ADMINISTRATIVE AGENT AND LEAD ARRANGER),

                               JPMORGAN CHASE BANK
                       (AS LENDER AND SYNDICATION AGENT),

                                  THE LENDERS,

                                       AND

                                  LESCO, INC.;
                              LESCO SERVICES, INC.;
                            LESCO TECHNOLOGIES, LLC;
                                       AND
                        AIM LAWN & GARDEN PRODUCTS, INC.;
                                   (BORROWERS)





                                February 7, 2002


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                      FIRST AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment") dated as of February 7, 2002, by and among LESCO, INC., a corporation organized under the laws of the State of Ohio ("LESCO"), LESCO SERVICES, INC., a corporation organized under the laws of the State of Ohio ("LSI"), LESCO TECHNOLOGIES, LLC, a limited liability company organized under the laws of the State of Nevada ("Technologies"), and AIM LAWN & GARDEN PRODUCTS, INC., a corporation organized under the laws of the State of Ohio ("AIM"), each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as administrative agent for Lenders (PNC, in such capacity, the "Agent"), and JPMORGAN CHASE BANK ("JPMorgan Chase"), as syndication agent for the Lenders (JPMorgan Chase, in such capacity, the "Syndication Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers and PNC are parties to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 14, 2002 (the "Agreement").

         WHEREAS, immediately after giving effect to this Amendment, PNC will assign a portion of the Revolving Advances, the Term Loan and the Commitment Percentage of PNC to the other Lenders joining the Agreement pursuant to a Commitment Transfer Supplement of even date herewith among PNC and such Lenders.

         WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. DEFINITIONS.

                  Defined terms used herein shall have the meanings given to them in the Agreement.

         2. Section 2.1 of the Agreement is hereby amended and restated as follows:

         "2.1. (a) REVOLVING ADVANCES. Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:


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                                    (i) up to 85%, subject to the provisions of
                           Section 2.1(c) hereof ("Receivables Advance Rate"), of the Eligible Receivables, excluding Dated Receivables, which are unpaid not more than ninety
                           (90) days after the original invoice date, PLUS

                                    (ii) the lesser of (A) up to 85%, subject to
                           the provisions of Section 2.1(c) hereof, of the Eligible Receivables, excluding Dated Receivables, which are unpaid more than ninety (90) days but not more than one hundred twenty (120) days after the original invoice date, or (B) $5,000,000, PLUS

                                    (iii) the lesser of (A) up to 85%, subject
                           to the provisions of Section 2.1(c) hereof, of Eligible Receivables which are Dated Receivables, or
                           (B) $30,000,000 during the period from November 1 through May 31 of any calendar year and $10,000,000 during the period from June 1 through October 31 of any calendar year minus the amount determined under item (ii) above, PLUS

                                    (iv) up to the lesser of (A) 53.7%, subject
                           to the provisions of Section 2.1(c) hereof, during the period from October 1 through February 29 of any calendar year and 60%, subject to the provisions of
                           Section 2.1(c) hereof, during the period from March 1 through September 30 of any calendar year ("Inventory Advance Rate"), of the value of Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates"), (B) during the period from January 1 through June 30, $70,000,000, and during the period from July 1 through December 31, $60,000,000, PLUS

                                    (v) during the Seasonal Overadvance Period,
                           the lesser of (A) 10% of the value of Eligible Inventory, or (B) $7,000,000, MINUS

                                    (vi) the amount by which the availability
                           for Revolving Advances based upon Stores-on-Wheels Inventory under item (iv) above exceeds $4,000,000; MINUS

                                    (vii) the aggregate amount of outstanding
                           Letters of Credit, MINUS

                                    (viii) the Bank Products Reserves and such
                           other reserves as Agent may reasonably deem proper and necessary from time to time.

         The amount derived from the sum of (x) Sections 2.1(a)(y)(i), (ii),
(iii), (iv) and (v) MINUS the sum of (y) Sections 2.1 (a)(y)(vi), (vii) and
(viii) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as EXHIBIT 2.1(a).


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           (b)      [Intentionally Omitted].

                  (c) DISCRETIONARY RIGHTS. Subject to Section 16.2, the Advance Rates may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Each Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by Borrowing Agent."

         3. Section 14.1 is hereby amended and restated in its entirety as follows:

         "14.1. APPOINTMENT. Each Lender hereby designates PNC to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in the Fee Letter and Section 3.4), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Note) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; PROVIDED, HOWEVER, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

         JPMorgan Chase Bank, identified on the facing page, the recitals and the signature pages as the "Syndication Agent", shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, JPMorgan Chase Bank shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied and will not rely upon JPMorgan Chase Bank in deciding to enter into this Agreement in taking or not taking action hereunder."

         4. Section 16.2 of the Agreement is hereby amended and restated as follows:

         "16.2. ENTIRE UNDERSTANDING. (a)This Agreement and the documents executed concurrently herewith contain the entire understanding between each Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an


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agreement in writing, signed by the party to be charged. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                  (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrowers may, subject to the provisions of this
Section 16.2 (b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrowers, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrowers thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of all Lenders:

                           (i) increase the Maximum Loan Amount or the Commitment Percentage or maximum dollar commitment of any Lender.

                           (ii) extend the maturity of any Note or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrowers to Lenders pursuant to this Agreement.

                           (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 16.2(b).

                           (iv) release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of $1,000,000.

                           (v) change the rights and duties of Agent.

                           (vi) permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and five percent (105%) of the Formula Amount.

                           (vii) increase the Advance Rates above the Advance Rates in effect on the Closing Date.

Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrowers, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrowers, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.


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         In the event that Agent requests the consent of a Lender pursuant to this Section 16.2 and such Lender shall not respond or reply to Agent in writing within ten (10) days of delivery of such request, such Lender shall be deemed not to have consented to the matter that was the subject of the request. In the event that Agent requests the consent of a Lender pursuant to this Section 16.2 and such consent is denied, then PNC may, at its option, require such Lender to assign its interest in the Advances to PNC or to another Lender or to any other Person designated by the Agent (the "Designated Lender"), for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from Borrowers. In the event PNC elects to require any Lender to assign its interest to PNC or to the Designated Lender, PNC will so notify such Lender in writing within forty five (45) days following such Lender's denial, and such Lender will assign its interest to PNC or the Designated Lender no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, PNC or the Designated Lender, as appropriate, and Agent.

         Notwithstanding (a) the existence of a Default or an Event of Default,
(b) that any of the other applicable conditions precedent set forth in Section
8.2 hereof have not been satisfied or (c) any other provision of this Loan Agreement, Agent may at its discretion and without the consent of the Required Lenders, voluntarily permit the outstanding Revolving Advances at any time to exceed the Formula Amount by up to five percent (5%) of the Formula Amount for up to thirty (30) consecutive Business Days. For purposes of the preceding sentence, the discretion granted to Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Formula Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be either "Eligible Receivables" or "Eligible Inventory", as applicable, becomes ineligible, collections of Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds or overadvances are made to protect or preserve the Collateral.

         In addition to (and not in substitution of) the discretionary Revolving Advances permitted above in this Section 16.2, the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion,
(A) after the occurrence and during the continuation of a Default or an Event of Default, or (b) at any time that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied, to make Revolving Advances to the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (a) to preserve or protect the Collateral, or any portion thereof, (b) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (iii) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement; PROVIDED, THAT at any time after giving effect to any such Revolving Advances the outstanding Revolving Advances do not exceed one hundred and five percent (105%) of the Formula Amount."

         5. Annex B and Annex C to Schedule 4.5 to the Agreement are hereby amended and restated as set forth in Annex B and Annex C attached to this Amendment.


         6. FORCE AND EFFECT. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any


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such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

         7. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         8. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon its execution and delivery by the Borrowers, PNC and JPMorgan Chase.


                            [SIGNATURE PAGES FOLLOW]




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                  [SIGNATURE PAGE 1 OF 3 TO FIRST AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.



                                    LESCO, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    LESCO SERVICES, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    LESCO TECHNOLOGIES, LLC
                                    By ________________________, its Manager
                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    AIM LAWN & GARDEN PRODUCTS, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________

                  [SIGNATURE PAGE 2 OF 3 TO FIRST AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Lender and as Agent

                                    By:___________________________________
                                    Name:________________________________
                                    Title:_________________________________

                  [SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                    JPMORGAN CHASE BANK, as Syndication Agent

                                    By:___________________________________
                                    Name:________________________________
                                    Title:_________________________________